a Series of Northern Lights Fund Trust

Class A:	BANIX
Adviser Class:	BANAX
Class C:	CBANX
Class R:	BANRX

Supplement dated August 19, 2014, to Prospectus and

Statement of Additional Information both dated January 28, 2014

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At an in-person meeting held on August 12, 2014, the Fund's Board of Trustees approved the appointment of Logan Circle Partners, L.P. ("Logan Circle"), located at 1717 Arch Street, Suite 1500, Philadelphia, PA  19103, to serve as investment adviser to the Fund. A shareholder meeting will be held soon, at which meeting the shareholders will be asked to approve an investment advisory agreement with Logan Circle.  Effective August 31, 2014, Logan Circle will manage the Fund pursuant to an interim advisory agreement ("Interim Agreement") between the Fund and Logan Circle. The Interim Agreement will be effective as of August 31, 2014 and will terminate on January 28, 2015, or earlier if the investment advisory agreement is approved by shareholders representing a majority (as defined under the Investment Company Act of 1940, as amended) of shares of the Fund.  Pursuant to the terms of the Interim Agreement, Logan Circle will manage the Fund’s investments on a day-to-day basis and will employ substantially the same investment strategies it employed as sub-advisor to the Fund in managing the Fund’s assets.

The investment advisory agreement between the Fund and Bandon Capital Management, LLC, the Fund's adviser since inception, will terminate on August 31, 2014.  References to Bandon Capital Management, LLC, in the Fund's Prospectus and Statement of Additional Information as the adviser are hereby replaced, in relevant part, with Logan Circle Partners, L.P.

Logan Circle Partners, L.P

Logan Circle provides fixed income and equity asset management services to institutional clients.  As of June 30, 2014, it had approximately $29.2 billion in assets under management.

Portfolio Managers

Andrew Kronschnabel, CFA

Portfolio Manager

Mr. Kronschnabel is a senior portfolio manager and Head of Investment Grade Credit at Logan Circle. He is responsible for high grade credit across all core-based and corporate strategies. Prior to joining Logan Circle in 2007, he was a member of the high grade portfolio management team at Delaware Investments where he was responsible for trading core-based and high grade products from 2000 to 2007.  Mr. Kronschnabel received a Bachelor of Science degree in international economics and politics from Colorado College.

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Also effective as of August 12, 2014, Dix Hills Partners, LLC (“Dix Hills”) no longer serves as a sub-adviser to the Fund, and as a result is no longer managing any portion of the assets of the Fund. References in the Fund’s Prospectus and Statement of Additional Information to Dix Hills or its portfolio manager should be disregarded.

This Supplement, and the Prospectus and Statement of Additional Information, both dated January 28, 2014, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services at 1-855-477-8100.

Please retain this Supplement for future reference.